LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Loss Per Share

22. LOSS PER SHARE

The following securities were not included in the computation of diluted shares outstanding because the effect would be anti-dilutive as the Company has a net loss for each period presented:

Thousands of securities	December 31, 2021	December 31, 2020
Stock options (Note 17)	5,448	3,794
Warrants (Note 18)	8,746	9,000
Total anti-dilutive	14,194	12,794

In February 2022, as part of the Company’s acquisition of JustCBD (Note 26), the Company issued 9.5 million common shares as part of the purchase consideration. See additional Company common share and stock option transactions in 2022 at Note 26.